AMENDED LINE LOAN NOTE


$3,850,000                                                    New York, New York
                                                             As of April 3, 1997


     FOR VALUE RECEIVED, the undersigned, UNIDIGITAL ELEMENTS (NY), INC., a New York corporation, UNISON (NY), INC. (formerly known as Undigital/Cardinal Corporation), a Delaware corporation, UNIDIGITAL ELEMENTS (SF), INC., a Delaware corporation, and UNISON (MA), INC. (the successor by merger to Unidigital/Boris Corporation), a Delaware corporation (collectively, the "Borrowers"), hereby jointly and severally, unconditionally promise to pay to the order of THE CHASE MANHATTAN BANK (the "Lender"), at its office at 600 Fifth Avenue, New York, New York 10020 on January 31, 1998 in lawful money of the United States of America and in immediately available funds, the principal amount of (a) THREE MILLION EIGHT HUNDRED FIFTY THOUSAND DOLLARS ($3,850,000), or, if less, (b) the aggregate unpaid principal amount of all Line Loans made by the Lender pursuant to the Credit Agreement (referred to below). The Borrowers further agree, jointly and severally, to pay interest on the unpaid principal amount outstanding hereunder from time to time from the date hereof in like money at such office at the rates and on the dates specified in the Credit Agreement.

     The holder of this Note is authorized to record on the schedule annexed hereto or on a continuation thereto the date, Type and amount of each Line Loan made pursuant to the Credit Agreement, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or repayment of principal thereof and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto (which recordation shall, in accordance with Section 2.08(c) of the Credit Agreement, constitute prima facie evidence of the accuracy of the information recorded); provided, however, that the failure to make any such recordation shall not affect the obligations of the Borrowers in respect of such Line Loans.

     This Note is the Line Loan Note referred to in the Credit Agreement dated as of April 3, 1997 (the "Credit Agreement"), among the Borrowers and the Lender, as amended, and is secured as provided therein and in the Security Documents and is subject to optional and mandatory prepayment as set forth in the Credit Agreement.

     Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor. endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     Terms defined in the Credit Agreement are used herein with their defined meanings unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                                       UNIDIGITAL ELEMENTS (NY), INC.

                                        By:/s/ William E. Dye
                                           ------------------------
                                               Name: William E. Dye
                                               Title: President


                                        UNISON (NY), INC.


                                        By:/s/ William E. Dye
                                           ------------------------
                                               Name: William E. Dye
                                               Title: Chairman


                                        UNIDIGITAL ELEMENTS (SF), INC.


                                        By:/s/ William E. Dye
                                           ------------------------
                                               Name: William E. Dye
                                               Title: President


                                        UNISON (MA), INC.


                                         By:/s/ William E. Dye
                                           ------------------------
                                               Name: William E. Dye
                                               Title: Chairman

                                                                                                SCHEDULE 1
                                                                                         TO LINE LOAN NOTE

                               LOANS, CONVERSIONS AND PAYMENTS OF ABR LOANS


----------------- -------------- -------------- -------------- -------------- -------------- --------------
                                                Amount of      Amount of      Unpaid
                                                ABR Loans      Eurodollar     Principal
                                 Amount of      Converted to   Loans          Balance of
                  Amount of      Principal      Eurodollar     Converted to   ABR            Notation
Date              ABR Loans      Repaid         Loans          ABR Loans      Loans          Made By
----------------- -------------- -------------- -------------- -------------- -------------- --------------

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


                                                                                                SCHEDULE 2
                                                                                         TO LINE LOAN NOTE


                            LOANS, CONVERSIONS AND PAYMENTS OF EURODOLLAR LOANS


----------------- -------------- -------------- -------------- -------------- -------------- --------------
                                                Amount of      Amount of      Unpaid
                                                Eurodollar     ABR Loans      Principal
                  Amount of      Amount of      Loans          Converted to   Balance of
                  Eurodollar     Principal      Converted to   Eurodollar     Eurodollar     Notation
Date              Loans          Repaid         ABR Loans      Loans          Loans          Made By
----------------- -------------- -------------- -------------- -------------- -------------- --------------
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